EXHIBIT 99.2

                                     SLIDE 1

                               MAF BANCORP, INC.

                            Keefe, Bruyette & Woods
                              4th Annual Community
                            Bank Investor Conference
                                July 29-31, 2003

                                     SLIDE 2

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 3

                          Forward-Looking Information

Information and data contained in this presentation that are not historical facts constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. MAF intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking the safe harbor provisions. These forward-looking statements include, but are not limited to, statements relating to: (1) the benefits of the proposed merger of MAF and St. Francis, including projected future financial and operating results, estimated cost savings and accretion to MAF's projected earnings per share that may be realized from the merger and (2) MAF's plans, objectives, and expectations. Forward-looking statements are generally identifiable by the use of words such as "believe," "expect," "anticipate," "estimate," "project," "plan," or similar expressions. The ability of MAF to predict results or the actual effect of future plans and strategies is uncertain and actual results may differ from those predicted. MAF undertakes no obligation to update these forward-looking statements in the future.

Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to, higher than expected costs or unanticipated difficulties associated with the integration of Fidelity Bancorp into MAF, difficulties or delays in completing the acquisition of St. Francis, difficulties in the integration or delays in the data processing conversion which may affect MAF's ability to achieve anticipated cost savings related to the operation of the acquired banking offices of St. Francis, higher than expected costs related to the St. Francis transaction, unanticipated changes in interest rates or flattening of the yield curve, deteriorating economic conditions which could result in increased delinquencies in MAF's or St. Francis' loan portfolio, changes in purchase accounting adjustments and/or amortization periods relating to the St. Francis acquisition, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of MAF's or St. Francis' loan or investment portfolios or further deterioration in the value of investment securities, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in MAF's and St. Francis' market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 4

                             ADDITIONAL INFORMATION

MAF will be filing a registration statement containing a joint proxy statement/prospectus and other documents regarding its proposed acquisition of St. Francis with the Securities and Exchange Commission. MAF and St. Francis shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about MAF and St. Francis, and the proposed transaction. When available, copies of this joint proxy statement/prospectus will be mailed to MAF and St. Francis shareholders, and it and other documents filed by MAF or St. Francis with the SEC may be obtained free of charge at the SEC's web site at http://www.sec.gov, or by directing a request to MAF at 55th Street & Holmes Avenue, Clarendon Hills, IL 60514 or St. Francis at 13400 Bishops Lane, Suite 350, Brookfield, Wisconsin 53005-6203.

MAF and St. Francis and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of MAF and St. Francis in favor of the proposed merger. Information regarding such persons can be found in MAF's and St. Francis' respective proxy statements, annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. Additional information regarding the interests of such persons will also be set forth in the joint proxy statement/prospectus when it is filed with the SEC.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 5

MAF Bancorp, Inc. (incl. Fidelity)

o        Largest Chicago-based thrift

o        9th largest deposit market share in Chicago area

o        43 branch offices; average branch size of $100 million

o        200,000 households served

o        $6.7 billion in assets

o        $4.3 billion in deposits

o        9.4% equity to assets ratio

o        Market capitalization of $1.0 billion (07/24/03)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 6

[MAP OF MAF BANCORP, INC.'S MARKET AREA APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 7


                                MARKET EXPANSION

                                     [MAP]



                         Milwaukee/Waukesha PMSA Detail
                                                                                   Market
Rank   Company                              Type          Branches    Deposits      Share
----   -----------------------              ----          --------    --------     ------
  1    Marshall & Ilsley Corp.              Bank             53      $ 8,090.5     25.93%
  2    U.S. Bancorp                         Bank             43        6,954.5     22.29
  3    Bank One Corp.                       Bank             30        2,188.1      7.01
  4    Associated Banc-Corp                 Bank             42        1,512.4      4.85
  5    MAF/ST. FRANCIS                     THRIFT            21        1,358.8      4.36
  6    Guaranty Financial Corp. (MHC)      Thrift            34        1,046.6      3.35
  7    Wauwatosa Savings Bank           Savings Bank          4          857.0      2.75
  8    Bank Mutual Corp. (MHC)             Thrift            18          768.3      2.46
  9    North Shore Bank, FSB               Thrift            17          660.4      2.12
 10    Tri City Bankshares Corp.            Bank             29          522.4      1.67
       ------------------------------                       ---      ---------
       TOTALS                                               544      $31,195.8

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 8

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

 $4.66      $5.20      $5.60      $5.94      $5.98    $9.17*
 -----      -----      -----      -----      -----    -----
 12/99      12/00      12/01      12/02       3/03

* Estimated Pro Forma following completion of Fidelity and St. Francis acquisitions.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 9

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Composition of Deposits - 6/30/03

CDs                        41%
Passbook                   28%
Money Market               13%
Checking                   18%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 10

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Checking Accounts

o        14% Annual Growth Rate Since December 1999

         (At Period End)

102,572          115,421         140,621         154,099       161,335
-------          -------         -------         -------       -------
12/99            12/00           12/01           12/02           6/03


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 11

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Account Service Charges (Millions)

o        27% Annual Growth Rate (12/98 - 12/02)

 $8.6        $10.2        $12.7        $16.5        $22.2
-----        -----        -----        -----        -----
12/98        12/99        12/00        12/01        12/02

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 12

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Income Sources

o        $56 Million for the Year Ended 12/31/02

Deposit Account Fees                       39%
Mortgage Banking                           21%
Real Estate Development                    17%
Brokerage Fees                              5%
Other                                      18%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 13

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

  48.5%            45.2%            44.6%             47.0%             46.4%
  -----            -----            -----             -----             -----
  12/98            12/99            12/00             12/01             12/02

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Return on Average Equity
(At Period End)

15.0%       15.6%       14.8%       15.8%        15.0%
-----       -----       -----       -----        ----
12/99       12/00       12/01       12/02        6/03
                                             (Annualized)


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 15

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Earnings Per Share by Year

o   17% Annual Growth Rate (1998-2002)

        $1.65        $2.07        $2.40        $2.56        $3.11
        -----        -----        -----        -----        -----
         1998         1999         2000         2001         2002

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 16

Stock Price Performance

Compounded Annual Growth Rate

Three Year                            29.0%
Five Year                             10.7%
Ten Year                              19.2%

Period Ended 6/30/03 (dividends reinvested)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 17

o   Customers for Life

o   Diversity of Loan Type

o   Numerous Sources of Fee Income


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 18

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations / Loan Sales

(Millions)

Loan Originations
-----------------

               $1,484          $2,828          $3,691        $2,448
               ------          ------          ------        ------
                 2000           2001            2002          6/03
                                                        (Six Months Ended)


Loan Sales
----------

                 $336          $1,020          $1,315          $879
                 ----           -----           -----          ----
                 2000            2001            2002          6/03
                                                         (Six Months Ended)


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 19

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Loans (Millions)

(At Period End)


$134        $147        $210       $311       $419       $491
-----       -----       -----      -----      -----      -------
12/98       12/99       12/00      12/01      12/02      6/30/03
                                  [ARROW]
                                  Mid Town
                                acquisition


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 20

Business Banking

o        $80 million in Outstanding Loans

o        $74 million in Business Banking Deposits

o        High Credit Quality


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 21

LOAN DIVERSIFICATION (BASED ON LOANS AS OF 3/31/03)

MAF LOAN PORTFOLIO ($4.4 BILLION)[PIE CHART: 1-4 FAMILY 77.3%, COMM.RE/OTHER 5.4%, MULTIFAMILY 6.6%, C&I 0.5%, CONSUMER 10.2%]

FIDELITY LOAN PORTFOLIO ($.4 BILLION)[PIE CHART: 1-4 FAMILY 58.6%, COMM.RE/OTHER 5.0%, MULTIFAMILY 30.3%, C&I 2.9%, CONSUMER 3.2%]

ST. FRANCIS LOAN PORTFOLIO ($1.3 BILLION)[PIE CHART: 1-4
FAMILY 16.7%, COMM.RE/OTHER 33.7%, MULTIFAMILY 11.4%, C&I 9.2%, CONSUMER 29.0%]

PRO FORMA COMBINED LOAN PORTFOLIO ($6.2 BILLION)[PIE CHART: 1-4 FAMILY 63.0%, COMM.RE/OTHER 11.5%, MULTIFAMILY 9.1%, C&I 2.5%, CONSUMER 13.9%]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 22

LOAN-GENERATED FEE INCOME

o    Mortgage Banking

o    Title Insurance

o    Risk Sharing with Mortgage Insurance Companies


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 23

Mortgage Banking Operations

(Millions)


                                   Year Ended           Six Months Ended
                            ----------------------      ----------------
                              2001          2002            6/30/03
                            --------      --------          -------
Gain on sale of Loans        $  8.7        $ 16.4            $15.8
Loans sold                   $1,020        $1,375            $ 879


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 24

BAR CHART

Income from Real Estate Operations

(Millions)

     $4.5             $9.6            $9.5             $11.5             $9.7
    -----            -----           -----             -----            -----
    12/98            12/99           12/00             12/01            12/02

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 25

o    Customers for Life

o    Diversity of Loan Type

o    Diversity of Fee Income


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 26


MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 27

This document does not offer to sell any securities of MAF Bancorp and is not soliciting an offer to buy any securities. The information in this material should be read in conjunction with the periodic reports that MAF Bancorp files with the Securities and Exchange Commission.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 28


APPENDIX

Note: The following slides have been excerpted from the investor presentation prepared in connection with the May 21, 2003 announcement of the proposed acquisition of St. Francis Capital Corporation. The slides are based on information as of the time of announcement, or such other date as may be noted. They have not been updated for any changes to such information since that time.

                                    SLIDE 29


                                                                STFR ACQUISITION
STFR TRANSACTION SUMMARY

Transaction Structure:                100% stock merger; tax-free to STFR shareholders
Fixed Exchange Ratio:                 0.790 MAFB shares per STFR share
Implied Transaction Price: (1)        $26.57 / share
Aggregate Transaction Value:(2)       $263.6 million
Treatment of Options:                 STFR options cashed out or exchanged for MAFB options
Termination Fee:                      $13.3 million paid by St. Francis to MAF under certain circumstances
Walk-Away Provision:                  Double trigger
Board Representation:                 One seat at holding company level; three seats at bank level
Due Diligence:                        Completed
Anticipated Closing: (3)              4th quarter 2003

[GRAPHIC OMITTED]

________________
(1)  Based on MAFB closing stock price of $33.63 on May 20, 2003.
(2) Based on 9,398,531 STFR common shares outstanding and assumes conversion of 1,380,850 STFR options outstanding with an average strike price of $16.50.
(3) Requires MAFB and STFR shareholder approvals and OTS and FDIC approval; transaction subject to customary closing conditions.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 30


                                                                STFR ACQUISITION

TRANSACTION OVERVIEW

STRONG FINANCIAL IMPACT

      8.2%, OR 29 CENTS, ACCRETION TO GAAP EPS IN 2004 (1)

      0.8%, OR 3 CENTS, ACCRETION TO CASH EPS IN 2004 (2)

      ACCRETIVE TO TANGIBLE BOOK VALUE PER SHARE WITHIN 12 MONTHS OF CLOSING

      STRONG PRO FORMA CAPITAL RATIOS

      EXCELLENT PRO FORMA ASSET QUALITY

      PRO FORMA MARKET CAPITALIZATION OF $1.1 BILLION

      CONTINUATION OF STRONG CORE DEPOSIT FUNDING LEVELS


EXPERIENCED ACQUIROR

      COMPLETED DUE DILIGENCE REVIEW

      10% COST SAVINGS ASSUMED BY MAF IN 2004 (55% OF FULL RUN RATE)

      17% COST SAVINGS ASSUMED BY MAF IN 2005 (95% OF FULL RUN RATE)

     ACCRETIVE TRANSACTION DOES NOT REQUIRE REVENUE ENHANCEMENTS OR CAPITAL MANAGEMENT

     MAF HAS A PROVEN RECORD OF SUCCESSFULLY EXECUTING AND INTEGRATING ACQUISITIONS

___________________
(1) PROJECTED 2004 GAAP EPS IS BASED ON MEAN I/B/E/S EPS ESTIMATE AS OF MAY 20, 2003.
(2)  SEE RECONCILIATION OF GAAP EPS TO CASH EPS ON PAGE 17.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 31



                                                                                                      STFR ACQUISITION

MARKET EXPANSION


                                                               St. Francis-Deposit Market Overview

                                   St. Francis Branch Franchise                                       Proj. Growth 2002-2007
                             ------------------------------------------                             --------------------------
                                                      Mkt.                             Median
                             Rank      Deposits      Share     Branches  Population   Hshld. Inc.   Population    Med. HH Inc.
                             ----      --------      -----     --------  ----------   -----------   ----------    ------------
Wisconsin                      11      $1,388.2      1.66%       22      5,421,728     $ 47,566       2.98%           18.4%
Milwaukee/Waukesha PMSA         5      $1,358.8      4.36%       21      1,505,593     $ 53,810       1.11%           19.7%
      Milwaukee County          4      $  924.0      4.22%       11        931,991     $ 45,574      -1.93%           17.7%
      Waukesha County           8         222.6      3.52         5        368,871       71,430       5.90            21.9
      Washington County         4         141.7      9.11         4        121,123       57,416       7.82            15.5
      Ozaukee County            8          70.6      4.94         1         83,608       74,645       4.16            25.2
Non-PMSA Counties
      Walworth County          14      $   29.4      2.46%        1         96,950     $ 49,318       8.32%           17.6%


                                                                    MAF--DEPOSIT MARKET OVERVIEW

                                        MAF Branch Franchise(1)                                       Proj. Growth 2002-2007
                             ------------------------------------------                             --------------------------
                                                      Mkt.                             Median
                             Rank      Deposits      Share     Branches  Population   Hshld. Inc.   Population    Med. HH Inc.
                             ----      --------      -----     --------  ----------   -----------   ----------    ------------
Illinois                       12     $ 4,162.1      1.56%       39      12,512,729    $ 54,464       2.27%           24.4%
Chicago PMSA                    9     $ 4,162.1      2.07%       39       8,372,880    $ 63,289       3.42%           20.8%
      Cook County               8     $ 3,044.5      2.11%       28       5,383,443    $ 57,214       0.75%           20.4%
      DuPage County             9         936.3      3.66         7         918,223      86,165       4.36            25.3
      Will County              13          83.4      1.47         2         530,678      66,169      13.42            19.1
      Kane County              15          97.9      1.78         2         418,891      62,692       9.13            14.1

-------------
SOURCE: SNL FINANCIAL AND CLARITAS, INC. DEPOSITS AS OF JUNE 30, 2002. $ IN
MILLIONS FOR DEPOSITS, IN DOLLARS FOR HOUSEHOLD INCOME.

(1) MAF DEPOSIT TOTALS INCLUDE DEPOSITS OF FIDELITY BANCORP. MAF EXPECTS THE PENDING ACQUISITION OF FIDELITY TO BE COMPLETED IN THE THIRD QUARTER OF 2003. MAF'S NUMBER OF BRANCHES INCLUDE FIDELITY BRANCHES AND ARE AS OF MARCH 31, 2003.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 32


                                                                STFR ACQUISITION
ACCRETIVE TO GAAP & CASH EPS

                                                          PROJECTED FOR
EARNINGS PER SHARE PROJECTIONS                          CALENDAR YEAR 2004(3)
------------------------------                          ---------------------
Current MAFB Diluted GAAP EPS Estimate (1)                    $ 3.52
Pro Forma Diluted GAAP EPS Estimate                           $ 3.81
GAAP Accretion to MAF ($)                                     $ 0.29
GAAP Accretion to MAF (%)                                       8.24%
Current MAFB Diluted Cash EPS Estimate (2)                    $ 3.59
Pro Forma Diluted Cash EPS Estimate (2)                       $ 3.62
Cash Accretion to MAF ($)                                     $ 0.03
Cash Accretion to MAF (%)                                       0.84%

(1)  BASED ON MEAN I/B/E/S EPS ESTIMATE FOR 2004, AS OF MAY 20, 2003.

(2)  SEE RECONCILIATION OF MAFB GAAP EPS ESTIMATE TO CASH EPS ESTIMATE ON PAGE
     17.

(3) CASH EPS REFLECTS THE ELIMINATION OF ACCRETION/AMORTIZATION OF PURCHASE ACCOUNTING ADJUSTMENTS. ASSUMES A 12/31/03 CLOSING DATE FOR THE ST. FRANCIS ACQUISITION.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 33


                                                                STFR ACQUISITION
PRO FORMA EARNINGS IMPACT

($ in millions)
                                                          PROJECTED FOR
EARNINGS PROJECTIONS                                  CALENDAR YEAR 2004(3)
---------------------                                 ---------------------
MAF Net Income                                               $  89.4(1)
St. Francis Net Income                                       $  27.0(2)
Estimated After-Tax Cost Savings                             $   3.2(3)
Purchase Accounting Adjustments                              $   9.6(4)
CDI Amortization Expense                                     $  (1.2)(5)
Earnings Give-Up on Transaction Costs                        $  (0.4)
                                                             =======
Pro Forma Combined Projected Net Income                      $ 127.6
                                                             =======

(1)  BASED ON MEAN I/B/E/S EPS ESTIMATE OF $3.52 AS OF MAY 20, 2003.
(2)  BASED ON INTERNAL PROJECTIONS FOR THE CALENDAR YEAR ENDED DECEMBER 31,
     2004.
(3)  BASED ON INTERNAL ESTIMATES.
(4) INCLUDES ACCRETION/AMORTIZATION OF PURCHASE ACCOUNTING ADJUSTMENTS BASED ON CURRENT ESTIMATES. MARK-TO-MARKET ADJUSTMENTS, AND THE RELATED ACCRETION OR AMORTIZATION OF SUCH AMOUNTS, WILL BE DETERMINED ON THE CLOSING DATE OF THE ACQUISITION. THE CURRENT ESTIMATES MAY DIFFER MATERIALLY FROM THE FINAL PURCHASE ACCOUNTING ADJUSTMENTS AND ACCRETION/AMORTIZATION AMOUNTS DUE TO CHANGES IN INTEREST RATES, THE FINAL COMPOSITION OF ST. FRANCIS' ASSETS AND LIABILITIES AND OTHER FACTORS.
(5)  BASED ON INTERNAL AMORTIZATION SCHEDULE.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 34


                                                                STFR ACQUISITION
CASH EPS RECONCILIATION

RECONCILIATION OF MAFB GAAP TO CASH EPS ESTIMATES FOR 2004

                                           STAND ALONE          PRO FORMA
                                        -----------------   -----------------
Current MAFB GAAP EPS estimate             $   3.52(1)          $  3.81
Add back after-tax effect of non-cash
   purchase accounting adjustments from
   acquisitions: (2)
      Core deposit intangible
         amortization                      $   0.04             $  0.07
      Amortization/accretion of
         purchase accounting
         adjustments                       $   0.03               (0.26)
                                           --------             -------
MAFB cash EPS estimate (2)                 $   3.59             $  3.62
                                           ========             =======

(1)  Based on mean I/B/E/S EPS estimate as of May 20, 2003.
(2)  Based on internal estimates.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]